EXHIBIT 10.1

AZTAR CORPORATION
2390 East Camelback Road, Suite 400
Phoenix, Arizona 85016

February 16, 2006

Mr. Nelson W. Armstrong, Jr.
Vice President, Administration
   and Secretary
Aztar Corporation
2390 East Camelback Road, Suite 400
Phoenix, Arizona 85016

Dear Mr. Armstrong:

Referring to your severance letter agreement with Aztar Corporation (the "Corporation") dated July 18, 1995 and amended March 24, 1998 and December 29, 2005 (the "Severance Agreement"), the Corporation, on February 7, 2006, agreed to amend Section 1. Term of Severance Agreement by replacing the last sentence with the following:

As of February 7, 2006, the Term of the Severance Agreement shall extend to March 31, 2007.

If this letter sets forth our agreement with respect to the amendment of your Severance Agreement, kindly sign and return to the Corporation the enclosed copy of this letter, which will then constitute our agreement on this subject and an amendment of your Severance Agreement.

Sincerely,
AZTAR CORPORATION By: ROBERT M. HADDOCK Name: Robert M. Haddock Title: Chairman of the Board, President And Chief Executive Officer

Agreed to this 16th day of February 2006

NELSON W. ARMSTRONG, JR.
Nelson W. Armstrong, Jr.